Property, Plant and Equipment (Detail) (USD $) In Thousands, unless otherwise specified	May 31, 2012	May 31, 2011
Property, Plant and Equipment [Line Items]
Land	$ 36,767	$ 35,481
Buildings and leasehold improvements	291,026	277,268
Machinery and equipment	723,172	685,496
Total property, plant and equipment, at cost	1,050,965	998,245
Less: allowance for depreciation and amortization	632,133	608,218
Property, plant and equipment, net	$ 418,832	$ 390,027